Exhibit 7.1
TRUST INDENTURE
between
BELL CANADA
and
CIBC MELLON TRUST COMPANY -
COMPAGNIE TRUST CIBC MELLON
In respect of
Debentures
Bearing formal date of November 28, 1997.

          THIS INDENTURE dated as of and bearing formal date of November 28, 1997 between BELL CANADA, a corporation continued under the Canada Business Corporations Act (herein called the “Corporation”) having its registered office in the city of Montréal, Province of Québec, and CIBC MELLON TRUST COMPANY — COMPAGNIE TRUST CIBC MELLON, a company incorporated under the laws of Canada duly authorized to carry on the business of a trust company (herein called the “Trustee”).
Recitals of the Corporation
The Corporation has duly authorized the creation of Debentures (herein called the “Securities”) for issuance to be made from time to time and, to provide therefor, has duly authorized the execution and delivery of this Indenture.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
          It is mutually covenanted and agreed, for the benefit of all Holders of the Securities, as follows:
ARTICLE ONE
Definitions and Other Provisions of General
Application
Section 1.01. Definitions
(a)	For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
          “this Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.
          All references in this instrument to designated “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument. The words “herein”, “hereof”, “hereunder” and “herewith” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
(b)	The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.
          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

          “Authorized Newspaper” means a newspaper of general circulation in the relevant area, printed in the English language and, if the relevant area is in the Province of Québec, also in the French language, and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays.
          “Banking Day”, when used with respect to any Place of Payment or Place of Registration, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Registration are authorized or obligated by law to close for the entire day.
          “Beneficial Owner” means any Person holding a beneficial interest in the Securities issued in book-entry only form.
          “Branch Registrar” has the meaning specified in Section 3.06.
          “Branch Security Register” has the meaning specified in Section 3.06.
          “Central Security Register” has the meaning specified in Section 3.06.
          “Certified Resolution” means a copy of a resolution, certificate or other instrument certified by the Secretary or an Assistant Secretary of the Corporation or by another Officer of the Corporation as having been duly adopted by the Directors or an Officer and to be in full force and effect on the date of such certification.
          “Civil Code” means the Civil Code of Québec, as amended, and any code that may be substituted therefor, as from time to time amended; and reference to a particular section of the Civil Code includes reference to a section of similar effect in any such substituted or amended code.
          “Corporation” means the Person named as the “Corporation” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Corporation” shall mean such successor corporation.
          “Corporation Request” and “Corporation Order” mean, respectively, a written request or order after having been signed in the name of the Corporation by an Officer.
          “Counsel” means a barrister or solicitor or firm of barristers and solicitors, who may be counsel for or employed by the Corporation, or other counsel acceptable to the Trustee.
          “Current Debt” means all Debt other than Funded Debt.
          “Debt” means all indebtedness issued, assumed or guaranteed for borrowed money or for the deferred purchase price of property.
          “Defaulted Interest” means any interest on any Security which is payable, but which has not been punctually paid or duly provided for, on any Interest Payment Date.

          “Depository” means with respect to Securities of any series issuable in whole or in part in book-entry only form, the person designated as Depository by Corporation Order pursuant to Section 3.02 hereof until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the term “Depository” shall mean or include each Person who is then a Depository hereunder and if at any time there is more than one such Person, the term “Depository” as used with respect to the Securities of any series shall mean the Depository with respect to the Securities of such series.
          “Depository System” means the record entry and securities transfer system, which is administered by the Depository in accordance with the operating rules and procedures of its depository service for book-entry only securities in force from time to time, or any successor system.
          “Directors” means either the board of directors of the Corporation or any duly authorized committee or member of the board of directors of the Corporation.
          “Event of Default” has the meaning specified in Section 5.01.
          “Extraordinary Resolution” means any Securityholders’ Resolution which has been (a) signed by or for the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities; or (b) adopted by the favorable votes of the Holders of not less than 66 2/3% of the principal amount of the Outstanding Securities presented and voted thereon at a meeting of the Holders of Securities duly called and held pursuant to the provisions of Article Nine.
          “Funded Debt” means all Debt maturing by the terms thereof on, or extendible at the option of the Corporation to, a date more than one year after the date of determination thereof.
          “Global Certificates” has the meaning specified in Section 3.12.
          “Holder” when used with respect to any Security means a Securityholder.
          “Interest Payment Date” means the Stated Maturity of an instalment of interest on the Securities.
          “Maturity” when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or call for redemption or otherwise.
          “Mortgage” includes a mortgage, hypothec, security interest, pledge, lien or privilege, floating charge or other encumbrance.
          “Net Worth of the Corporation” means the amount of shareholders’ equity as shown by the Corporation’s most recent audited balance sheet prepared in accordance with generally accepted accounting principles as applied in Canada.

          “Officer” means, unless otherwise provided for in this Indenture, the chairman of the board, the president, a vice-president, the treasurer, the secretary, any assistant treasurer or an assistant secretary and, whenever duly empowered, any other officer or employee, of the Corporation.
          “Officer’s Certificate” means a certificate signed by an Officer.
          “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i)	Securities theretofore cancelled by the Registrar or delivered to the Registrar for cancellation;

(ii)	Securities for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or any Paying Agent (other than the Corporation) or held in trust by the Corporation (if the Corporation shall act as a Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii)	Securities which pursuant to Section 3.07 have been paid or in exchange for or in lieu of which other Securities have been authenticated and delivered, other than any such Securities in respect of which there shall have been presented to the Registrar proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Corporation; and

(iv)	Securities which have been partially redeemed, in which case such Securities shall be deemed to be outstanding only to the extent of the unredeemed part of the principal amount thereof;
provided, however, that for the purpose of determining a) if the Holders of the requisite principal amount of Outstanding Securities have given or taken, or constitute a quorum for any meeting of Holders of Securities authorizing the giving or taking of, any request, demand, authorization, direction, notice, consent, waiver or other action hereunder or b) if a Holder of Outstanding Securities is entitled to vote at such meeting, Securities owned by the Corporation or any Affiliate of the Corporation shall be deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Corporation or any Affiliate of the Corporation.
          “Participant” means a participant in the Depository System.

          “Paying Agent” means any Person, which may be the Corporation, the Trustee or the Registrar, designated by the Corporation to pay the principal of or interest on any Securities on behalf of the Corporation.
          “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
          “Physical Securities” means Securities in the form of individual certificates issued pursuant to Section 3.03(a) and Securities issued to Beneficial Owners in fully registered and certificated form in accordance with Section 3.14.
          “Place of Payment” has the meaning ascribed thereto in Section 3.08.
          “Places of Registration” means and includes, subject to the provisions of Section 10.02, the principal office of the Registrar and of the Branch Registrar(s), if any, in each of the cities of Montréal and Toronto and any other office or agency appointed by the Corporation pursuant to Section 10.02.
          “Predecessor Securities” of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same Debt as the lost, destroyed or stolen Security.
          “Purchase Money Mortgage” means Mortgages on property existing at the time of acquisition thereof by the Corporation; or Mortgages on any property of the Corporation acquired, constructed or improved by the Corporation after the date of this Indenture which are created or assumed contemporaneously with, or within 180 days after, such acquisition, or completion of such construction or improvement, to secure or provide for the payment of the purchase price thereof or the cost of construction or improvements thereon incurred after the date of this Indenture (including the cost of any underlying real property to which the Mortgage is permitted to extend by the following proviso) provided, however, that in the case of any such acquisition, construction or improvement, the Mortgage shall not apply to any property theretofore owned by the Corporation, other than, in the case of any such construction or improvement, any real property, theretofore substantially unimproved for the purposes of the Corporation, on which the property so constructed, or the improvement, is located and other than any machinery or equipment installed at any time so as to constitute immovable property or a fixture on the real property on which the property so constructed, or the improvement, is located.
          “Redemption Date” when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.
          “Redemption Price” when used with respect to any Security to be redeemed means the price at which it is to be redeemed pursuant to the Terms thereof.
          “Registrar” has the meaning specified in Section 3.06.

          “Regular Record Date” means in respect of any Interest Payment Date the date specified in Section 3.01 or otherwise specified in the Terms pertaining to a series of Securities.
          “Security” or “Securities” means any debenture or debentures of the Corporation, as the case may be, issued in fully registered form, authenticated and delivered pursuant to this Indenture and substantially in the forms set forth in Article Two.
          “Securityholder” when used with respect to any Security means the Person in whose name such Security is registered in the Central Security Register.
          “Securityholders’ Resolution” when used with respect to any Securityholder has the meaning specified in Section 1.03.
          “Security Registers” has the meaning specified in Section 3.06.
          “Special Record Date” for the payment of any Defaulted Interest (as defined in Section 3.08) means a date fixed by the Trustee pursuant to Section 3.08.
          “Stated Maturity” when used with respect to any Security or any instalment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.
          “Subsidiary” means any corporation the majority of the shares of the share capital of which at the time outstanding, having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of directors of such corporation, is owned directly or indirectly by the Corporation or by one or more of its other Subsidiaries or by the Corporation in conjunction with one or more of its other Subsidiaries;
          “Terms” means, the specific terms of any series of Securities, including the designation, the aggregate principal amount, the currency, the dates of issue, interest payment and maturity, the interest rate (either fixed or floating, and, if floating, the manner of calculation thereof), any redemption, conversion or exchange provisions, the repayment terms, the form and such other terms as set forth in a Corporation Order delivered in respect thereof to the Trustee not inconsistent with the terms of this Indenture.
          “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.

Section 1.02. Form of Documents to be Delivered
          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
          Any certificate or opinion of an Officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.03. Securityholders’ Resolutions
(a)	Unless otherwise specified herein, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by the Holders, in person or by agents duly appointed in writing, of not less than 50% in principal amount of Outstanding Securities or (2) a resolution duly adopted by the Holders of Securities at a meeting thereof duly called and held in accordance with the provisions of Article Nine. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or resolution are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments and resolution (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Securityholders’ Resolution” of the Holders of Securities signing such instrument or instruments or so voting on such resolution. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favour of the Trustee and the Corporation if made in the manner provided in this Section. Proof of the due adoption of any such resolution by the appropriate percentage of Holders of Securities at a meeting thereof shall be sufficient for any purpose of this Indenture if such resolution forms part of and its due adoption by such appropriate percentage is evident from the record of such meeting prepared, signed and verified in the manner provided in Section 9.07.
(b)	The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.
(c)	The holding of Securities shall be proved by the Central Security Register.
(d)	Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.
Section 1.04. Notices, Etc., to Trustee and Corporation
          Any request, demand, authorization, direction, notice, consent, waiver, Securityholders’ Resolution or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Securityholder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal office in the City of Montréal in the Province of Québec or at any other address previously furnished by notice in writing to the Corporation by the Trustee and notified to the Securityholders in accordance with Section 1.05,
     (2) the Registrar by any Securityholders or by the Corporation shall be sufficient for every purpose hereunder if delivered or transmitted by facsimile transmission at a Place of Registration; or
     (3) the Corporation by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder if in writing and either mailed, first-class postage prepaid, or telecopied and confirmed by first-class mail postage prepaid, to the Corporation at the address of its principal office in the city of Montréal in the Province of Québec, to the attention of its Secretary, or at any other address or to the attention of any other Person previously furnished in writing to the Trustee by the Corporation and notified to the Securityholders in accordance with Section 1.05.

Section 1.05. Notices to Securityholders; Waiver
          Except as otherwise expressly provided herein, where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given to any Holder of Securities if in writing and mailed, first-class postage prepaid, to such Holder of Securities, at his address as it appears on the Central Security Register, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.
          In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities.
          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by first-class postage prepaid mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.
          Where this Indenture provides for notice to any Person in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
Section 1.06. Effect of Headings and Table of Contents
          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 1.07. Successors and Assigns
          All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.
Section 1.08. Separability Clause
          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1.09. Benefits of Indenture
          Nothing in this Indenture or in the Securities, express or implied, shall, except as may be required by any applicable law, give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. In the case of Securities registered in “book-entry only” form under the Depository System, any reference in this Indenture to a “Holder” of a Security or to a “Securityholder” shall be construed as a reference to the Depository.

Section 1.10. Governing Law
          This Indenture and each of the Securities shall be construed in accordance with and governed by the laws of the Province of Québec and the laws of Canada applicable therein.
Section 1.11. Legal Holidays
          In any case where any Interest Payment Date shall not be a Banking Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest need not be made at such Place of Payment on such day, but may be made on the next succeeding Banking Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, provided that if such payment is duly made on such next succeeding Banking Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date to and including such next succeeding Banking Day. The foregoing provisions shall also apply to any payment of principal in any case where any date of Maturity shall not be a Banking Day at the place where the Security must be surrendered in accordance with Section 3.08.
Section 1.12. Language of Notices, Etc.
          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English or French language.
Section 1.13. Trusts created within the meaning of the Civil Code of Québec
          Any trusts created or constituted by the terms hereof (particularly those created and constituted by Sections 3.08, 4.01, 4.02, 5.06, 10.03 and 11.05) and the administration of any such trusts shall be governed by and in accordance with the provisions hereof (and, in particular, Article Six hereof) which, to the extent permitted by applicable law, shall supersede any provisions of applicable law (including, without limitation, those relating to the administration of property of others), it being the intention of the parties that this Indenture and the Securities issued pursuant hereto shall constitute the entire agreement of the parties.
Section 1.14. Conversion Into Canadian Funds
          For the purpose of any provision of this Indenture entitling Holders or Beneficial Owners of outstanding Securities to vote, sign consents, requests, requisitions or other instruments or to take any other action under this Indenture, the principal sum of any Securities payable in a currency other than the currency of Canada or in a unit of account defined in terms of the currencies of two or more countries shall be converted into the currency of Canada in the manner, on the date and at the rate of exchange which the Trustee in its absolute discretion may determine to be fair and reasonable in the circumstances.

ARTICLE TWO
Security Forms
Section 2.01. Forms Generally
          The Securities and the Registrar’s certificate of authentication shall be in substantially the forms set forth in Schedule A or B, with such appropriate insertions, omissions, substitutions and other variations as the Corporation may authorize and the Trustee may assent to and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their signing of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof. The Securities may also be in any other form permitted under the Canada Business Corporations Act.
ARTICLE THREE
The Securities
Section 3.01. Title and Terms
          The aggregate principal amount of Securities which may be issued, authenticated and delivered under this Indenture is unlimited.
          Securities may be issued from time to time under this Indenture in one or more series. The Terms of each such series shall be established in a Corporation Order delivered to the Trustee prior to the initial issuance thereof, as specified in Section 3.02.
          The Securities shall be known and designated as the “Debentures” of the Corporation, unless otherwise provided in the Corporation Order setting out the Terms of any given series of Securities. The Securities of any given series will have maturities of not less than one year from the date of issue, will either be interest bearing Securities or non-interest bearing Securities issued at a discount or a premium, and will be issued as fully registered Securities in denominations of $1,000 and integral multiples thereof in Canadian currency or the approximate equivalents thereof in other currencies at the time of issue. Interest, if any, on each Security will be payable as provided in the Corporation Order setting out the Terms of such Security, and at Maturity, and will be calculated and paid as set forth in the Terms pertaining to such Security and in Section 3.08 of this Indenture.
          Unless otherwise specified in the Corporation Order setting out the Terms of a series of Securities, the Regular Record Date referred to in Section 3.08 for the payment of the interest payable on any Interest Payment Date in respect of Securities shall be a day no earlier than the day on which the Registrar shall cease to register the transfer of Securities as provided in Section 3.06.
          The Securities will rank pari passu with all other unsecured and unsubordinated indebtedness for borrowed money of the Corporation.

Section 3.02. Issuance, Authentication and Delivery of Securities
          The Corporation may from time to time request the Registrar to authenticate and deliver Securities of a series by delivering or transmitting by facsimile transmission to:
(a)	the Trustee (and the Registrar, if other than the Trustee) a Corporation Order requesting the authentication and delivery of such Securities and specifying the Terms of such series; and
(b)	the Trustee an Officer’s Certificate that the Corporation is not in default under any of the provisions of this Indenture;
provided that the requirements of this Section 3.02 may also be fulfilled pursuant to such other procedures acceptable to the Trustee as may be specified from time to time by a Corporation Order.
          The above-mentioned Corporation Order may determine that Securities having the same Terms as a previously issued series of Securities (except for the aggregate principal amount thereof) be authenticated and delivered as part of such existing series of Securities.
          Upon the authentication and delivery by the Registrar of Securities in accordance with the Corporation Order, the Terms specified in each such Corporation Order shall be deemed to be a schedule to and form part of this Indenture.
Section 3.03. Form of Securities
          The Securities may, at the sole discretion of the Corporation, be authenticated, in either the English and French language versions or in both languages, in the form of individual certificates as provided in paragraph (a) hereof or in a “book-entry only” form as provided in paragraph (b) hereof
(a)	Should the Securities be in the form of individual certificates, the Securities shall be substantially in the form set out in Schedule A hereto; and
(b)	Should the Securities be in a “book-entry only” form under the Depository System, the Securities shall be substantially in the form set out in Schedule B hereof.

Section 3.04. Execution, Authentication, Delivery and Dating
          The Securities shall be executed on behalf of the Corporation by any two Officers holding one or more of the following offices: chairman of the board, president, executive vice-president, vice-president, treasurer or secretary of the Corporation. Any such signature may be manual or printed or otherwise mechanically reproduced and may, but need not be, under or accompanied by the corporate seal of the Corporation or a reproduction thereof.
          Securities bearing the printed or otherwise mechanically reproduced signature of any Person who was at any time the proper Officer of the Corporation shall bind the Corporation, notwithstanding that such Person has ceased to hold such office prior to the authentication and delivery of such Securities.
          At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities executed by the Corporation to the Registrar, together with a Corporation Order for the authentication and delivery of such Securities, and the Registrar in accordance with such Corporation Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.
          The date of issue of each Security shall be as specified in the Terms of the relevant series.
          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein (or in any other form as may be agreed to by the Trustee and the Corporation) executed by the Registrar by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
          The Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their signing of such Securities.
Section 3.05. Temporary Securities
          Pending the preparation of permanent Securities, the Corporation may execute, and upon Corporation Order the Registrar shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the permanent Securities in lieu of which they are issued, in fully registered form and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their signing of such Securities.
          If temporary Securities are issued, the Corporation will cause permanent Securities to be prepared without unreasonable delay. After the preparation of permanent

Securities, the temporary Securities shall be exchangeable for permanent Securities upon surrender of the temporary Securities at any Place of Registration, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute and the Registrar shall authenticate and deliver in exchange therefor a like principal amount of permanent Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent Securities.
Section 3.06. Registration, Registration of Transfer and Exchange
          Subject to Section 3.13(i), the Corporation shall cause to be kept at the principal office of the Registrar in the City of Montréal (or at such other Place of Registration in Canada maintained by the Registrar as may be requested by the Corporation with the approval of the Trustee) a central Security register (herein referred to as the “Central Security Register”) and at each other Place of Registration, a branch Security register (herein collectively referred to as the “Branch Security Registers” and the Branch Security Registers together with the Central Security Register are herein sometimes collectively referred to as the “Security Registers”) in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities (including Global Certificates) and the registration of transfers of Securities as herein provided. A Branch Security Register shall at least contain particulars of the registration of Securities and the registration of transfers of Securities made at the Place of Registration where such Branch Security Register is being maintained and the Central Security Register shall contain particulars of registrations of Securities and registrations of transfers of Securities made at all Places of Registration.
          Subject to Section 10.02, the Trustee is hereby appointed “Registrar” for the purpose of registering Securities and transfers of Securities as herein provided on the Central Security Register and “Branch Registrar” for the purpose of registering Securities and transfers of Securities as herein provided on the Branch Security Register expressly provided for on the date hereof in the City of Toronto.
          Any office or agency appointed pursuant to Section 10.02 after the date hereof shall, by its appointment as such, also be deemed to have been appointed a “Branch Registrar” for the purpose of registering Securities and transfers of Securities as herein provided on the Branch Security Register for which it has been appointed. Each Branch Registrar (if other than the Registrar) shall provide the Registrar with the particulars of each registration of Securities and of transfers of Securities made on the Branch Security Register for which it has been appointed Branch Registrar immediately following any such registration.
          Each of the Registrar or the Branch Registrar(s) (if other than the Registrar) are sometimes referred to in this Indenture as the “Registrar”.
          Upon surrender for transfer of any Security at any Place of Registration, the Corporation shall execute, and the Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of a like aggregate principal amount, all as requested by the transferor, provided, however, that no transfer of a Security will be required to be registered during the ten days immediately preceding any Interest Payment Date relating thereto.

          At the option of the Holder, Securities may be exchanged for Securities of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Place of Registration and upon payment, if the Corporation shall so require, of the charges hereinafter provided.
          Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Registrar shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive as in this Section provided.
          Every Security surrendered for transfer shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.
          All Securities authenticated upon any registration of transfer or exchange of Securities shall be the valid obligations of the Corporation, evidencing the same Debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
          The Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities and in addition a reasonable service charge for the services rendered and expenses incurred on any such exchange or transfer, except in the case of any transfer or exchange expressly provided in this Indenture to be made at the Corporation’s own expense or without expense or without charge to Securityholders.
Section 3.07. Mutilated, Destroyed, Lost and Stolen Securities
          If any mutilated Security is surrendered to the Registrar, the Corporation shall execute and the Registrar shall thereupon authenticate and deliver in exchange therefor a new Security of like principal amount, bearing a number not contemporaneously outstanding.
          If there be delivered to the Corporation and to the Registrar
(i)	evidence to their satisfaction of the destruction, loss or theft of any Security, and

(ii)	such security or indemnity in amount and form satisfactory to them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Corporation or the Registrar that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and the Registrar shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a new Security of like principal amount, bearing a number not contemporaneously outstanding.
          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the authentication of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Registrar) incurred in connection therewith.
          Every new Security authenticated pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly authenticated hereunder.
          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 3.08. Payment of Principal and Interest; Interest Rights Preserved
          Interest on any Security which is payable, and is punctually paid or duly provided for, on any date of Stated Maturity thereof, shall be paid (less any applicable withholding tax) to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
          Payment of interest, if any, on any Security may be made at the option of the Corporation by way of transfer of funds or by cheque mailed to the address of the Person entitled thereto as such address shall appear on the Central Security Register (a “Place of Payment”).
          Unless specified in the Terms of any Security, payment of principal on a Security at Maturity will be made against surrender of the Security to the Registrar at any Place of Registration, or against surrender of the Security to such other Person(s) and at such other place(s) as may be notified by the Corporation to the Securityholders in accordance with Section 1.05.
          Unless otherwise specified in the Terms of any Security, where interest is payable on any Security, such Security shall bear interest from the later of its date of issuance and the Interest Payment Date next preceding the date of authentication of such Security.
          Unless otherwise provided in the Terms of any Security, interest shall be payable on all overdue amounts of interest or principal in respect of any Security at a rate equal to the prevailing rate of interest under the Terms of such Security, and shall be computed in the same manner as interest on the original principal from the due date until actual payment.
          Any Defaulted Interest on any Security shall forthwith cease to be payable to the Holder on the relevant Regular Record Date and such Defaulted Interest may be paid by the Corporation, at its election in each case, either as provided in Clause (A) or in Clause (B) below:
(A) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective one or more Predecessor

Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee or the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities not less than 10 days nor more than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective one or more Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (B).
(B) The Corporation may make payment of any Defaulted Interest in any other lawful manner and upon such notice to the Securityholders if, after notice given by the Corporation to the Trustee of the proposed payment and the manner and notice thereof, such manner of payment and such notice shall be deemed appropriate by the Trustee.
          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.09. Persons Deemed Owners
          Prior to due presentment of a Security for registration of transfer, the Corporation, the Trustee and the Registrar and any agent thereof may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, and interest on, such Security and for all other purposes whatsoever whether or not such Security be overdue.
Section 3.10. Cancellation and Disposal of Securities
          All Securities surrendered for payment, exchange or transfer shall, if surrendered to the Corporation or any agent of the Corporation, be delivered to the Registrar and, if not already cancelled, shall be promptly cancelled by it. The Corporation may at any time deliver to the Registrar for cancellation any Securities previously authenticated and delivered hereunder, which the Corporation may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Registrar shall be retained and disposed of as provided in the second paragraph of Section 11.09.
Section 3.11. Depository System
     (1) Subject to Section 3.13, Securities issued in “book-entry only” form under the Depository System shall be represented by one or more fully registered permanent global certificates (the “Global Certificates”). The Global Certificates shall be held by, or on behalf of, the Depository and shall be registered in any name used by the Depository from time to time of as its nominee for the purposes of the Depository System.
     (2) Unless otherwise specified in a Corporation Order, each Global Certificate shall bear a legend in substantially the following form:
“This Security is a Global Certificate within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or its nominee. Except as otherwise provided in the Indenture, this Global Certificate may be transferred in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository”.
Section 3.12. Transfer under Depository System
     (1) Subject to Section 3.13, transfers and registrations of Global Certificates will only be made to another nominee of the Depository or to a successor Depository or a nominee of such successor Depository.
     (2) The Corporation and the Trustee understand that transfers of beneficial ownership in any Security represented by a Global Certificate will be effected only

(i) with respect to the interest of Participants, through records maintained by the Depository or its nominee for the Global Certificates, and (ii) with respect to interest of Persons other than Participants, through records maintained by Participants. Beneficial Owners who are not Participants but who desire to purchase, sell or otherwise transfer ownership of or other interest in Securities represented by Global Certificates may do so only through a Participant.
     (3) The rights of Beneficial Owners shall be limited to those established by applicable law and agreement between the Depository and the Participants and between such Participants and Beneficial Owners, and must be exercised through a Participant in accordance with the rules and procedures of the Depository.
     (4) Subject to Section 3.13, neither the Corporation nor the Registrar shall be under any obligation to deliver to Participants or Beneficial Owners, nor shall the Participants or the Beneficial Owners have any right to require the delivery of, a certificate or other instrument evidencing an interest in the Securities.
Section 3.13. Termination of Depository System
          Upon the occurrence of any of the following events:
(i)	if required by applicable law;

(ii)	if the Depository System ceases to exist;

(iii)	if the Corporation or the Depository advises the Trustee that the Depository is no longer wiling, able or qualified to discharge properly its responsibilities as Holder of the Global Certificates and the Corporation is unable to locate a qualified successor Depository;

(iv)	if the Corporation at its option elects to terminate its present arrangements with the Depository for any reason (including, without limitation, in circumstances where the Corporation considers it impracticable or inefficient to effect any distribution, conversion or exchange in respect of Securities through the facilities of the Depository); or

(v)	if after the occurrence of an Event of Default provided in Section 5.01, the Depository advises the Trustee that it received written notification from Participants, acting on behalf of Beneficial Owners representing, in the aggregate, more than 50% of the aggregate principal amount of Outstanding Securities, that the continuance of the Depository System is no longer in their best interest;
Physical Securities shall be issued and the Trustee must notify the Depository, for and on behalf of Participants and Beneficial Owners, of the availability through the Depository of Physical Securities. The Depository will then surrender the Global Certificates along with written instructions to the Trustee as to the Participants in whose names the Physical Securities are to be registered and the authorized denominations of the Physical Securities to be registered in the Central Security Register in the name of each such Participant.

Section 3.14. Termination of Depository
          Notwithstanding any provision of this Indenture, the Corporation and the Trustee may elect to terminate the arrangements with the Depository with respect to Securities of any series for any reason and appoint a successor Depository. Upon such termination and appointment, the Depository shall surrender the Global Certificates to the Registrar and provide same with written information on the interests of Participants in the Securities represented by such Global Certificates. Upon receiving such information, the Registrar shall authenticate and deliver replacement Global Certificates in accordance therewith.
Section 3.15. Dealings with the Depository
     (1) The Corporation and the Trustee acknowledge that, subject to and in accordance with the rules and procedures of the Depository as at the date hereof, each Participant must look solely to the Depository through its paying agent service, for so long as the Depository is the registered Holder of Global Certificates, for its share of each payment made by or on behalf of the Corporation to the registered Holder of the Global Certificates, and each Beneficial Owner must look solely to Participants for its share of such payments. Provided that the Corporation has made such payments in respect of the Global Certificates, no person, including any Participant, shall have any claim against the Corporation in respect of payments due on such Global Certificates and the obligations of the Corporation shall be discharged by payment to the Trustee or the Paying Agent in respect of each amount so paid.
     (2) The Depository shall be responsible for the creation and maintenance of the book entries and the accounts of its Participants with an interest in the Securities represented by Global Certificates. The Corporation and the Trustee understand that, if so requested by the Trustee or the Corporation, the Depository will deliver to the requesting party a certified list of Participants (the “Participants List”) as at the date requested by such party showing the name and address of each Participant together with the aggregate principal amount of such Participants’ interest in such Securities and that, for so long as interests in Securities are represented by one or more Global Certificates, the Depository shall, upon the reasonable request of the Trustee or the Corporation from time to time, deliver to such requesting party a copy of the then current Participants List and such additional information as the Trustee or the Corporation may reasonably request. The Corporation and the Trustee shall be entitled to rely upon all such information provided by the Depository to the Corporation and the Trustee.
     (3) The Corporation understands that the Depository acts as the agent and depository for the Participants and neither the Corporation nor the Trustee assume any liability for: (a) any aspect of the records relating to the beneficial ownership of or beneficial interest in the Securities held by the Depository or the payments relating thereto; (b) maintaining, supervising or reviewing any records relating to the Securities held by the Depository; or (c) any advice or representation made by or with respect to the Depository and those contained herein and relating to the rules governing the Depository or any action to be taken by the Depository or at the direction of its Participants.

Section 3.16. Payments of Principal and Interest During Depository System
     (1) As payments in respect of principal and premium, if any, and interest, if any, on the Securities represented by the Global Certificate(s) become due, the Corporation shall (except in cases of payments at Maturity which may, at the option of the Corporation, be made only upon presentation and surrender of the Global Certificate(s)), on the applicable Interest Payment Date or at Maturity, as the case may be, at the option of the Corporation:
(a)	deliver or cause to be delivered to the principal office of the Trustee or the Paying Agent in the City of Montréal, a cheque for the amount of such payment (less any tax required to be deducted, if any) payable on such Interest Payment Date or Maturity, to the order of the Trustee or the Paying Agent and negotiable at par; or

(b)	provide to the Trustee or the Paying Agent such payment by electronic funds transfer (less any tax required to be deducted, if any), on or before 10:00 a.m. on the applicable Interest Payment Date or Maturity; or

(c)	deliver or cause to be delivered to the principal office of the Depository in the City of Montréal, a cheque for the amount of such payment (less any tax required to be deducted, if any) payable on such Interest Payment Date or Maturity, to the order of the Depository and negotiable at par; or

(d)	provide to the Depository such payment by electronic funds transfer (less any tax required to be deducted, if any), on or before 11:00 a.m. on the applicable Interest Payment Date or Maturity;
provided that the Corporation and the Trustee or Depository, as the case may be, may agree to an alternate method of payment by the Corporation to the Trustee or the Paying Agent or to the Depository, as the case may be.
     (2) For so long as the Depository is the registered holder of the Global Certificate(s), the Trustee or the Paying Agent shall, upon receipt of any payment from the Corporation on the applicable Interest Payment Date or Maturity pursuant to paragraph (1) of this Section:
(a)	forthwith deliver to the Depository, as the registered holder of Global Certificate(s), a cheque payable on such Interest Payment Date or Maturity; or

(b)	provide payment to the Depository, as the registered holder of Global Certificate(s), by electronic funds transfer on or before 11:00 a.m. on such Interest Payment Date or Maturity;
for all amounts due in respect of such principal and interest on the Securities represented by the Global Certificate(s) for credit by the Depository to Participants’ accounts, provided that the Trustee or the Paying Agent and the Depository may agree to an alternate method of payment by the Trustee or the Paying Agent to the Depository (including, without limitation, payment through the facilities of the Depository).

ARTICLE FOUR
Satisfaction and Discharge
Section 4.01. Satisfaction and Discharge of Indenture
          Subject as hereinafter in this Section provided, this Indenture shall cease to be of further effect and the Trustee, on demand of and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
          (1) either
     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (ii) Securities money for whose payment has theretofore been deposited in trust or held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 10.03) have been delivered to the Registrar cancelled or for cancellation; or
     (B) the Corporation has deposited, or caused to be deposited, or made due provision as hereinafter provided for the payment of, an amount (in cash or, in the case of due provision, by way of securities or instruments as hereinafter in this Section provided) sufficient to pay the entire indebtedness on the Securities (other than Securities referred to in sub-clauses (i) and (ii) of Clause (A)) not theretofore delivered to the Registrar cancelled or for cancellation, whether or not the same has become due and payable, for principal and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity, as the case may be, any such amount to be deposited with the Trustee or the Paying Agent as trust funds in trust for the purpose of such payment and discharge;
     (2) the Corporation has paid or caused to be paid, or made due provision as hereinafter provided for the payment of, all other sums payable hereunder by the Corporation; and
     (3) the Corporation has delivered to the Trustee an Officers’ Certificate and an opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 6.06 shall survive.
          For the purposes of clause (B) in paragraph 1 and notwithstanding the satisfaction and discharge of this Indenture, the rights of registration, registration of transfer or exchange of Securities herein expressly provided for shall survive the satisfaction and discharge of this Indenture until the earlier of a) all Securities theretofore authenticated and delivered (other than as referred to in sub-clauses (i) and (ii) of clause (A) in paragraph 1) have been delivered to the Registrar cancelled or for cancellation and b) all such Securities not theretofore delivered to the Registrar cancelled or for cancellation have become due and payable and for whose payment moneys in the necessary amount have been theretofore deposited with the Trustee or the Paying Agent as provided in clause (B) of paragraph 1.
          For the purposes of this Section 4.01, the Corporation shall be deemed to have made such due provision for payment if it shall have deposited or caused to be deposited with the Trustee or the Paying Agent securities issued or guaranteed by the Government of Canada or by any Province of Canada or any other securities or instruments acceptable to the Trustee or the Paying Agent, the proceeds from which will provide moneys which will be sufficient to pay the indebtedness referred to in clause (B) of paragraph 1, and all other moneys, if any, payable hereunder by the Corporation.
Section 4.02. Application of Trust Funds
          All securities, instruments or moneys deposited with the Trustee or the Paying Agent pursuant to Section 4.01 shall, subject to the provisions of the last paragraph of Section 10.03, be held in trust and applied by it, in accordance with the provisions of the Securities, to the payment to the Holders of the Securities for whose payment or redemption such securities, instruments or moneys have been deposited with the Trustee or the Paying Agent, of all sums due and to become due thereon for principal and interest, if any; but such securities, instruments or moneys need not be segregated from other funds except to the extent required by law or by the Corporation.
ARTICLE FIVE
Remedies
Section 5.01. Events of Default
          “Event of Default”, wherever used herein means any one of the following events:
     (1) default in the payment of the principal of or premium (if any) on any Security at its Maturity or otherwise and any such default shall have continued for a period of five days;
     (2) default in the payment of any instalment of interest upon any Security at its Maturity and any such default shall have continued for a period of 90 days;
     (3) default in the payment of any purchase or sinking fund, amortization fund or analogous fund instalment on any Security as and when the same shall become due and payable, and such default shall have continued for a period of 30 days;
     (4) default shall be made by the Corporation in the performance or observance of any other of the covenants, agreements or conditions on its part in this Indenture or any indenture supplemental hereto or in the Securities contained and such default shall have continued for a period of 90 days after written notice to the Corporation by the Trustee specifying such default and requiring it to be remedied and stating that such a notice is a “Notice of Default” hereunder or after written notice to the Corporation and to the Trustee by the Holders of not less than 25% in principal amount of the Outstanding Securities (excluding Securities of any series not entitled to the benefits of such covenant, agreement or condition);
     (5) the Corporation shall make an assignment for the general benefit of creditors or shall be adjudicated insolvent or bankrupt, or shall petition or shall apply to any court having jurisdiction for the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Corporation or any substantial portion of the property of the Corporation; or the Corporation shall commence any proceeding relating to the Corporation or any substantial portion of the property of the Corporation under any insolvency reorganization, arrangement, or readjustment of Debt, dissolution, winding-up, adjustment, composition or liquidation law or statute of any jurisdiction, whether now or hereafter in effect (hereinafter in this Subsection (5) called “Proceeding”); or if there shall be commenced against the Corporation any Proceeding and an order approving such Proceeding shall be rendered, or such Proceeding shall remain undischarged for a period of 60 days; or a receiver, trustee, liquidator or sequestrator of, or for, the Corporation or any substantial portion of the property of the Corporation shall be appointed; or the Corporation by any act shall indicate consent to or approval of or acquiescence in any Proceeding or the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Corporation or any substantial portion of the property of the Corporation, provided that a resolution or order for winding-up the Corporation with a view to its consolidation, amalgamation or merger with another corporation or the transfer of its assets as a whole, or substantially as a whole, to such other corporation as provided in Section 7.01 shall not make the rights and remedies herein enforceable under this Subsection (5) if such last-mentioned corporation shall, as a part of such consolidation, amalgamation, merger or transfer, and within 60 days from the passing of the resolution or the date of the order, comply with the conditions to that end stated in Section 7.01; or
     (6) an event or events of default, as defined in any one or more indentures or instruments evidencing, or under which the Corporation has at the time outstanding, in the aggregate indebtedness for borrowed money in excess of 5% of the aggregate principal amount of all outstanding indebtedness for borrowed money of the Corporation, shall happen and be continuing and (i) shall consist of a failure to make any payment of principal at maturity or (ii) shall have resulted in the acceleration of such indebtedness so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable; provided, however, that if such event or events of default under such indentures or instruments shall be remedied or cured by the Corporation or waived by the holders of such indebtedness, then the event of default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders and any acceleration of maturity hereunder consequent thereon shall be deemed rescinded and annulled unless any judgment or decree for the payment of moneys due hereunder shall have theretofore been obtained or entered; and provided, further, that, subject to the provisions of Section 5.03 and Section 6.02, the Trustee shall not be charged with knowledge of any such event of default unless written notice thereof shall have been given to the Trustee by the Corporation, by the holder or an agent of the holder of any such indebtedness, by the Trustee then acting under any indenture or other instrument under which such event of default shall have occurred, or by the Holders of not less than 25% in the aggregate principal amount of the Securities at the time outstanding.
Section 5.02. Acceleration of Maturity; Rescission and Annulment
          If an Event of Default occurs and is continuing, then and in every such case the Trustee may, in its discretion and shall, if so requested by the Holders of not less than 25% in principal amount of the Outstanding Securities, declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Corporation, and upon any such declaration such principal shall become immediately due and payable.
          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the moneys due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of more than 50% in principal amount of the Outstanding Securities may, by instrument in writing delivered to the Corporation and the Trustee, rescind and annul such declaration and its consequences (provided that if the Event of Default in respect of which acceleration has been declared pursuant to this Section 5.02 relates to a covenant applicable to one or more particular series of Securities, the declaration of acceleration may be rescinded and annulled by the Holders of more than 50% in principal amount of the Outstanding Securities of such series), if:
     (1) the Corporation has paid or deposited with the Trustee a sum sufficient to pay
     (A) all overdue instalments of interest, if any, on all Securities,
     (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne, if any, by the Securities,
     (C) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest, if any, at the rate borne by the Securities, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
     and
     (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 5.12.
No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee
     (1) Subject to the provisions of Section 5.02 and to the provisions of any Extraordinary Resolution that may be passed by the Securityholders, in case the Corporation shall fail to pay to the Trustee on demand following a declaration made by the Trustee pursuant to Section 5.02, the principal of and premium, if any, as aforesaid and interest, if any, on all the Securities then Outstanding, together with any other amounts due under this Indenture, the Trustee may in its discretion and shall, upon the request in writing of the Holders of not less than 25% in principal amount of the Outstanding Securities and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed to enforce the rights of the Trustee and the Holders of Securities by any action, suit, remedy or proceeding authorized or permitted by law or by equity (either by legal proceeding or otherwise).
     (2) Upon the exercising or taking by the Trustee of any such remedies, whether or not a declaration and demand have been made pursuant to Section 5.02, the principal of, premium on, if any, and interest on, if any, all Securities then Outstanding and the other moneys payable under Section 5.02 shall forthwith become due and payable to the Trustee as though such a declaration and a demand therefor had actually been made.
     (3) Except as provided by applicable law, no delay or omission of the Trustee or of the Holders of Securities to exercise any remedy referred to in paragraph (1) of this Section shall impair any such remedy or shall be construed to be a waiver of any default under this Indenture or acquiescence therein.

Section 5.04. Trustee May File Proofs of Claim
          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or the property of the Corporation, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
(i)	to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Securities allowed in such judicial proceeding, and

(ii)	to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and if the Trustee shall so consent, to the making of such payments directly to the Holders of the Securities and to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.
          Subject to Article Seven, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any such Holder in any such proceeding.
Section 5.05. Trustee May Enforce Claims Without Possession of Securities
          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name on behalf of the Holders of Securities, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the rateable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06. Application of Money Collected
          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
          FIRST: To the payment of all amounts due the Trustee under Section 6.06; and
          SECOND: To the payment of the amount then due and unpaid upon the Securities for principal and interest, if any, in respect of which or for the benefit of which such money has been collected, rateably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal and interest, if any, respectively.
Section 5.07. Limitation on Suits
          No Holder of any Security shall have any right to institute against the Corporation any proceeding, judicial or otherwise, with respect to this Indenture or any Security, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
     (1) an Event of Default shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee of such continuing Event of Default;
     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by an Extraordinary Resolution;
it being understood and intended that no one or more Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or to seek to obtain priority or preference over any other such Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal and rateable benefit of all the Holders of the Securities.

Section 5.08. Restoration of Rights and Remedies
          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture or under any Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder then and in every such case the Corporation, the Trustee and the Holders of such Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.
Section 5.09. Rights and Remedies Cumulative
          Except as provided in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.10. Delay or Omission Not Waiver
          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.
Section 5.11. Control by Securityholders
          The Securityholders shall have the right, by way of Securityholders’ Resolution, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
     (1) such direction shall not be in conflict with any rule of law or this Indenture,
     (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and
     (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.12. Waiver of Past Defaults
          The Securityholders, by way of Extraordinary Resolution, may on behalf of the Holders of all the Securities waive any past default hereunder or under the Securities and its consequences (provided that if such default relates to a covenant applicable to one or more particular series of Securities, the Holders of such Securities may waive such default by an Extraordinary Resolution made by the Securityholders of such series).
          Upon any such waiver, such default shall cease to exist, and any Event of Default arising from such default shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Section 5.13. Undertaking for Costs
          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or any Security, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.
ARTICLE SIX
The Trustee
Section 6.01. Certain Duties and Responsibilities
(a)	The Trustee shall in the exercise of such of the rights and powers vested in it by, and in the performance of its duties under, this Indenture, act honestly and in good faith with a view to the best interests of the Holders of the Securities and shall exercise the care, diligence and skill of a reasonably prudent trustee.

(b)	The Trustee shall not be liable for any act, or omission or failure in the exercise of such rights or powers or in the performance of such duties if in doing so it has relied in good faith upon statements contained in any Certified Resolution, Corporation Request, Corporation Order, Officer’s Certificate, opinion of Counsel or in any other statutory declaration, certificate, opinion or report that complies with this Indenture or with applicable law.

(c)	No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that, subject to any applicable provision of law,

     (1) this Subsection shall not be construed to limit the effect of Subsections (a) and (b) of this Section;
     (2) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions set forth in an Extraordinary Resolution relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or refraining from the exercise of any trust or power conferred upon the Trustee, under this Indenture; and
     (3) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d)	Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
Section 6.02. Certain Rights of Trustee
          Except as otherwise provided in Section 6.01 or as may be required by applicable law:
(a)	the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)	any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order and any resolution of the Directors may be sufficiently evidenced by a Certified Resolution;

(c)	whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)	the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)	the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)	the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney; and

(g)	the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.
Section 6.03. Not Responsible for Recitals or Issuance of Securities
          The recitals contained herein and in the Securities (other than the description of the Trustee, the Registrar’s certificate of authentication (if the Trustee acts as Registrar) and all references to and descriptions of the Depository and the Depository System) shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or as to the accuracy of the descriptions of the Depository and the Depository System. The Trustee shall not be accountable for the use or application by the Corporation of Securities or the proceeds thereof.
Section 6.04. May Hold Securities
          The Trustee, any Paying Agent, any Registrar or any other agent of the Corporation may, in its own right or in any other capacity, become the owner or pledgee of Securities and may, subject to the provision of any law which may at the time be applicable, otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.
          Subject to the provisions of any law which may at the time be applicable, the Trustee may act as trustee under or as any other party to any indenture or agreement to which the Corporation may be a party or in which the Corporation may have an interest in the same manner as if it were not Trustee hereunder.
Section 6.05. Money Held in Trust
          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or by the Corporation. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation.

Section 6.06. Compensation and Reimbursement
          The Corporation agrees
     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, consultants and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
Section 6.07. Disqualification; Conflicting Interests
(a)	The Trustee represents and warrants that it is not aware of any material conflict of interest between its role as Trustee hereunder and its role in any other capacity.

(b)	The Trustee shall, within 90 days after it becomes aware that any material conflict exists between its role as Trustee hereunder and its role in any other capacity, either eliminate such conflict of interest or resign in the manner and with the effect specified in this Article.
Section 6.08. Corporate Trustee Required; Eligibility
          There shall at all times be a Trustee hereunder which shall be a corporation incorporated under the laws of Canada or a Province thereof and authorized to carry on the business of a trust company in the Provinces of Québec and Ontario and having a combined capital and surplus of at least $5,000,000, and having an office in the City of Montréal and in the City of Toronto. If such corporation publishes financial statements at least annually, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent financial statements so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

Section 6.09. Resignation and Removal; Appointment of Successor
(a)	No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

(b)	The Trustee may resign at any time by giving written notice thereof to the Corporation. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c)	The Trustee may be removed at any time by an Extraordinary Resolution delivered to the Trustee and to the Corporation.

(d)	If at any time:
     (1) the Trustee shall fail to comply with Section 6.07(b) after written request therefor by the Corporation (in the form of a Corporation Request) or by any Securityholder who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Corporation (in the form of a Corporation Request) or by any such Securityholder, or
     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Corporation by a Certified Resolution may remove the Trustee, or (ii) subject to Section 5.13, any Securityholder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
(e)	If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Corporation, by a Certified Resolution, shall promptly appoint a successor Trustee who shall comply with the applicable provisions of Section 6.10. If, within 12 months after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by an Extraordinary Resolution delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable provisions of Section 6.10, become the successor Trustee and supersede any successor Trustee appointed by the Corporation. If no successor Trustee shall have been appointed by the Corporation or the Securityholders and accepted appointment in the manner required by Section 6.10, any

Securityholder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of the successor Trustee.

(f)	The Corporation shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Securityholders in accordance with Section 1.05 and each such notice shall include the name and address of the offices of the successor Trustee in the City of Montréal and in the City of Toronto.
Section 6.10. Acceptance of Appointment by Successor
          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Corporation (in the form of a Corporation Request) or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.
          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 6.11. Merger or Consolidation
          Any corporation into which the Trustee may be amalgamated, or any corporation resulting from any amalgamation to which the Trustee shall be a party, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by amalgamation, merger or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 6.12. Fondé de pouvoir
          To the extent the Trustee acts as the fondé de pouvoir (holder of the power of attorney) for the Holders of the Securities and to the extent necessary or desirable for the purposes of this Indenture, each Holder of Securities by receiving and holding same accepts and confirms the appointment of the Trustee as fondé de pouvoir (holder of the power of attorney) of such Holder to the extent necessary for the purposes hereof and in accordance with and subject to the provisions hereof.

          To the extent necessary and for greater certainty (but without in any way detracting from custom and usage applicable with regards to the relationship between the Corporation, the Trustee and the Securityholders hereunder) and subject to any applicable law of public order, it is hereby agreed as follows with regards to the Trustee so acting as fondé de pouvoir (holder of the power of attorney) for the Securityholders hereunder and each Holder of Securities by receiving and holding same agrees with the Corporation and the Trustee that:
(a)	notwithstanding any other provision hereof and except as may be otherwise set forth in an Extraordinary Resolution or other Securityholders’ Resolution, resolution, written instrument, request or direction of any of the Holders of Securities pursuant to this Indenture, relating thereto, no Securityholder shall be liable to third parties for acts performed by the Trustee (or any other person appointed by the Trustee to perform all or any of its rights, powers, duties, trusts, obligations or responsibilities hereunder) during the exercise of its rights, powers and trusts and the performance of its duties, obligations and responsibilities under this Indenture or for injury caused to such parties by the fault of the Trustee (or any such person), or for contracts entered into in favour of such parties, during such performance and the Trustee (or any such person) alone shall be so liable subject to any rights or recourses which the Trustee (or any such person) may have hereunder or under any applicable law against the Corporation or any other person (other than a Securityholder) in connection with any such liability;

(b)	except as otherwise expressly provided herein or in an Extraordinary Resolution or other Securityholders’ Resolution, resolution, written instrument, request or direction of any of the Holders of Securities pursuant to this Indenture, relating thereto, the Trustee shall not be entitled to receive from the Securityholders any remuneration or compensation for any services rendered by the Trustee hereunder or reimbursement of any costs, expenses, liabilities, disbursements or advances incurred or made by the Trustee in accordance with any provision of this Indenture or interest thereon;

(c)	notwithstanding any other provision hereof and except as may be otherwise set forth in an Extraordinary Resolution or other Securityholders’ Resolution, resolution, written instrument, request or direction of any of the Holders of Securities pursuant to this Indenture, relating thereto, no Securityholder shall be liable to compensate the Trustee for any injury suffered by it by reason of the performance of its rights, powers, duties, trusts, obligations or responsibilities hereunder subject to any rights or recourses which the Trustee may have hereunder or under any applicable law against the Corporation or any other person (other than a Securityholder) in connection with such injury;

(d)	neither the death nor bankruptcy of a Securityholder shall terminate the Trustee’s rights, powers, duties, trusts, obligations or responsibilities hereunder with respect to the Securities held by such Securityholder which shall continue to apply in favour of the Holder or Holders who have acquired such Securities from such deceased or bankrupt Securityholder;

(e)	the bankruptcy of the Trustee shall not terminate its rights, powers, duties, trusts, obligations or responsibilities hereunder provided that such rights, powers, duties, trusts, obligations and responsibilities are assumed by a successor Trustee appointed in accordance with the provisions of Section 6.09;

(f)	so long as any Securities remain Outstanding, (i) each Securityholder hereby renounces to its right to revoke any mandate relationship created between such Holder and the Trustee hereunder and (ii) the Trustee hereby agrees that it will not revoke any such mandate relationship except through a resignation pursuant to and in compliance with the provisions of Section 6.09; and

(g)	except as otherwise expressly provided herein or in a Extraordinary Resolution or other Securityholders’ Resolution, resolution, written instrument, request or direction of any of the Holders of Securities pursuant to this Indenture, relating thereto, the Trustee shall not be obliged to render any account to the Securityholders nor return to the Securityholders any amounts which it has received in the performance of its rights, powers, duties, trusts, obligations and responsibilities hereunder nor pay any interest to the Securityholders on such amounts.
ARTICLE SEVEN
Consolidation, Merger, Conveyance or Transfer
Section 7.01. Corporation May Consolidate, etc., only on Certain Terms
          The Corporation shall not consolidate with, amalgamate with or merge into any other corporation or convey or transfer its properties and assets as a whole or substantially as a whole to any Person, unless:
     (1) the corporation formed by such consolidation or amalgamation or into which the Corporation is merged or the Person which acquires by operation of law or by conveyance or transfer the properties and assets of the Corporation as a whole or substantially as a whole shall be a corporation organized and existing under the laws of Canada or any Province or Territory thereof, and shall (except in any case where such assumption is deemed to have occurred by the sole operation of law), expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Corporation to be performed or observed;
     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and
     (3) the Corporation shall have delivered to the Trustee an Officer’s Certificate and an opinion of Counsel each stating that such consolidation, merger, amalgamation, conveyance or transfer and such supplemental indenture, if any, comply with this

Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 7.02. Successor Corporation Substituted
          Upon any consolidation or merger or amalgamation or any conveyance or transfer of the properties and assets of the Corporation substantially as an entirety in accordance with Section 7.01, the successor corporation formed by such consolidation or amalgamation or into which the Corporation is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor corporation had been named as the Corporation herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the “Corporation” in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor on any of the Securities unless such conveyance or transfer is followed by the complete liquidation of the Corporation.
ARTICLE EIGHT
Supplemental Indentures
Section 8.01. Execution of Supplemental Indentures
          The Corporation, when authorized by a Certified Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) for the benefit of the Holders of the Securities to provide for any additional covenants, events of default or other obligations of the Corporation or any security for or guarantee of the Securities or to surrender any right or power herein conferred upon the Corporation; or
     (2) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this paragraph (2) shall not, in the opinion of the Trustee, adversely affect the rights of the Holders of the Securities in any material respect; or
     (3) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under any applicable law of Canada or of any Province or Territory thereof heretofore or hereafter enacted; or
     (4) making any additions to, deletions from or alterations of the provisions of this Indenture which the Corporation may deem necessary or advisable in order to facilitate the sale of the Securities and which, in the opinion of the Trustee, do not adversely affect the rights of the Holders of the Securities, or any series thereof then Outstanding in any material respect, including, without limiting the generality of the foregoing, such additions, deletions and alterations, including provision for the appointment of an additional Trustee or a co-Trustee in any jurisdiction, as would be required to comply with the provisions relating to trust indentures contained in the Canada Business Corporations Act, securities acts or similar legislation in any jurisdiction in which the Corporation may desire to sell the Securities; or
     (5) as required by the provisions of Section 7.01(1); or
     (6) to give effect to any Extraordinary Resolution; or
     (7) adding to or altering the provisions hereof in respect of the registration and transfer of Securities, making provision for the issue of Securities in forms or denominations other than those herein provided for and for the exchange of Securities of different forms and denominations, and making any modifications in the forms of the Securities which, in the opinion of the Trustee, do not affect the substance thereof; or
     (8) for any other purpose not inconsistent with the terms of this Indenture, provided that, in the opinion of the Trustee, the rights of the Trustee or of the Holders of the Securities are not adversely affected in any material respects.
Section 8.02. Rights of Trustee Upon Execution of Supplemental Indentures
          In executing, or accepting the additional trusts and obligations created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts and obligations created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 8.03. Effect of Supplemental Indentures
          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 8.04. Reference in Securities to Supplemental Indentures
          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine by Certified Resolution, new Securities so modified as to conform, in the opinion of the Trustee, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities.
ARTICLE NINE
Meetings of Holders of Securities
Section 9.01. Purposes for Which Meetings May Be Called
          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action authorized by this Indenture to be made, given or taken by Holders of Securities, including for the passing of a resolution as a Securityholders’ Resolution or an Extraordinary Resolution.
Section 9.02. Powers Exercisable by Extraordinary Resolution
          A meeting of the Securityholders shall, in addition to all other powers conferred upon them by any other provisions of this Indenture or by law, have the following powers, exercisable from time to time by resolution passed as an Extraordinary Resolution:
     (1) power to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other entity or for the transfer of the undertaking and assets of the Corporation as a whole or substantially as a whole, provided that no such sanction shall be necessary for a reconstruction, reorganization, consolidation, amalgamation, merger or transfer under the provisions of Article Seven;
     (2) power to require or authorize the Trustee to exercise or refrain from exercising any trust or power conferred upon it by this Indenture or to waive any default, other than that provided in Section 5.02, on the part of the Corporation, upon such terms as may be decided upon;

     (3) power to remove the Trustee from office and to appoint a new Trustee or Trustees;
     (4) power to sanction any change whatsoever of any provision of the Securities or of this Indenture and any modification, alteration, abrogation, compromise, or arrangement of or in respect of the rights of the Securityholders against the Corporation, whether such rights shall arise under the provisions of this Indenture or otherwise;
     (5) power to sanction the exchange of the Securities for or the conversion of such Securities into shares, bonds, debentures or other securities of the Corporation or of any corporation or proposed corporation;
     (6) power to assent to any compromise or arrangement by the Corporation with any creditor, creditors or class or classes of creditors or with the holders of any shares or other securities of the Corporation, provided that no such assent shall be required in respect of any compromise or arrangement made by the Corporation in the ordinary course of its business;
     (7) power to authorize the Trustee, in the event of a curator or a liquidator being appointed, for and on behalf of the Securityholders, and in addition to any claim or Debt proved or made for its own account as Trustee under this Indenture, to file and prove a claim or Debt against the Corporation and its property for an amount equivalent to the aggregate amount which may be payable in respect of the Securities and to vote such claim or Debt at meetings of creditors and generally to act for an on behalf of the Securityholders in such proceedings as such resolution passed as an Extraordinary Resolution may provide;
     (8) power to restrain any Holder of any Securities from taking or instituting any suit, action or proceeding against the Corporation for the purpose of enforcing payment of the principal of and premium on, if any, or interest on, if any, such Securities or for the execution of any trust or power under this Indenture or for the appointment of a liquidator, receiver or receiver and manager, or trustee in bankruptcy, or to have the Corporation wound up or for any other remedy under this Indenture and to direct such Holder of any Securities to waive any default by the Corporation on which any suit or proceeding is founded;
     (9) power to direct any Person bringing any action, suit or proceeding and the Trustee to waive the default in respect of which such action, suit or other proceeding shall have been brought;
     (10) power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution), to exercise, and to direct the Trustee to exercise, on behalf of the Securityholders, such of the powers of the Securityholders which are exercisable by Extraordinary Resolution or Securityholders’ Resolution by the Holders of Securities as shall be included in the resolution appointing the committee; and

     (11) power to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Securityholders.
Section 9.03. Call, Notice and Place of Meetings
(a)	At any time and from time to time, the Trustee may, and the Trustee shall on being served with a requisition as provided in paragraph (b) of this Section signed on behalf of the Corporation or by Holders of Securities representing not less than 25% in principal amount of the Outstanding Securities and upon being indemnified to its reasonable satisfaction by the Corporation or by the Holders of Securities signing such requisition against the costs which may be incurred in connection with the calling and holding of such meeting, call a meeting of Holders of Securities for any purpose specified in Section 9.01 or 9.02. Such meeting shall be held at such time and at such place in the City of Montréal or the City of Toronto as the Trustee (or, as provided in Subsection 9.03(b) hereof, in case of its failure to act, the Corporation or the Securityholders calling the meeting), shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to each Holder of Outstanding Securities in the manner provided in this Indenture not less than thirty (30) days prior to the date fixed for the meeting. A copy of such notice shall also be given, within the same time period in the manner provided in this Indenture, to the Trustee (unless the meeting has been called by it), and to the Corporation (unless the meeting has been called by it). It shall not be necessary to specify in the notice of any adjournment of a meeting the nature of the business to be transacted at the adjourned meeting. The accidental omission to give such notice to or non-receipt of any such notice by a Securityholder shall not invalidate any resolution passed at such meeting.

(b)	In case at any time the Corporation, pursuant to a Certified Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of Holders of Securities for any purpose specified in Section 9.01 or 9.02, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee, upon being indemnified to its reasonable satisfaction by the Corporation or by the Holders of Securities signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, shall not have either given the notice of such meeting or made the publication of the notice of such meeting within thirty (30) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Corporation, or the Holders of Outstanding Securities in the amount above specified, as the case may be, may determine the time and the place in the City of Montréal or the City of Toronto for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

Section 9.04. Persons Entitled to Vote at Meetings
          To be entitled to vote at any meeting of Holders of Securities, a Person shall be (1) a Holder of one or more Outstanding Securities, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. Subject to Section 9.09, the only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.
Section 9.05. Quorum; Action
          The Persons entitled to vote at least 25% (50% for the purpose of an Extraordinary Resolution) in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. Notice of the reconvening of such adjourned meeting shall be given as provided in Section 9.03(a), except that such notice may be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. The quorum at such adjourned meeting shall be the Persons then present and entitled to vote thereat and such quorum shall be expressly stated in such Notice of the reconvening of such adjourned meeting.
          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except where, pursuant to this Indenture, an Extraordinary Resolution is required) shall be effectively passed and decided if passed or decided by the Persons entitled to vote at least 50% in principal amount of Outstanding Securities represented and voting at such meeting.
          Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.
Section 9.06. Determination of Voting Rights; Conduct and Adjournment of Meetings
(a)	Notwithstanding any other provisions of this Indenture, the Trustee and the Person nominated by the Trustee to act as chairman of the meeting, or either of them, may make such reasonable regulations as it or he may deem advisable for any meeting or adjourned meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of scrutineers, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it or he shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of any Securities shall be proved in the manner specified in

Section 1.03 and the appointment of any proxy shall be proved in the manner specified in said Section 1.03 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank, banker or other Person, wherever situated, acceptable to the Trustee. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in said Section 1.03 or other proof.
(b)	The Trustee shall, by an instrument in writing, nominate a chairman of the meeting, unless the meeting shall have been called by the Corporation or by Holders of Securities as provided in Section 9.03(b), in which case the Corporation, or the Holders of Securities calling the meeting, as the case may be, shall in like manner nominate a chairman.
(c)	At any meeting each Holder of a Security, whether present in person or represented by proxy, shall be entitled to one vote for each $1,000 principal amount of Securities held by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or as the proxy of a Holder of a Security.
(d)	Any meeting of Holders of Securities duly called pursuant to Section 9.03 at which a quorum is present may be adjourned from time to time by a resolution passed at such meeting and the meeting may be held as so adjourned without further notice.
Section 9.07. Counting Votes and Recording Action of Meetings
          The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and such other information as may be required by the regulations made for the meeting, provided however, that the vote upon any resolution involving matters of a purely procedural nature may, if required by the regulations made for the meeting, be by way of show of hands. The chairman of the meeting shall appoint a secretary and may appoint a scrutineer or scrutineers to act at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the scrutineers and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.03 and, if applicable, Section 9.05. Each copy shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one such copy shall be delivered to the Corporation and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.08. Distribution of Proxy Material to Participants
     (1) For purposes of holding a meeting of Securityholders where the Depository System is in effect, the Trustee shall promptly notify the Depository and obtain therefrom a current Participants List.
     (2) Within five business days of receipt of such information by the Trustee, or within any shorter delay which might be imposed by a competent regulatory authority, the Trustee shall contact each Participant on the Participants List by mail to confirm the required number of copies (the “Required Number”) of proxy material or other documents relating to the meeting (the “Proxy Material”) which the Participant requires for the benefit of Beneficial Owners. Within ten (10) business days of confirmation by the Participant of the Required Number, the Trustee shall arrange to have delivered to such Participant the Required Number of copies of the Proxy Material. It shall be the responsibility of each Participant on the Participants List to arrange for distribution of the Proxy Material to the Beneficial Owners. Neither the Corporation nor the Trustee shall assume any liability for failure by a Participant to distribute the Proxy Material.
     (3) The Corporation and the Trustee understand that the Proxy Material will be sent to the Beneficial Owners not less than twenty-one (21) nor more than fifty (50) days, or such longer delay as may be prescribed by a competent regulatory authority, before the date of the meeting.
     (4) Failure by a Participant to distribute the Proxy Material to Beneficial Owners shall not affect the validity of the proceedings to be held at the meeting if notice of the meeting has been published by the Trustee at least twenty-one (21) days before the holding of such meeting in an Authorized Newspaper in each of the City of Montréal and the City of Toronto or if at least 50% in the aggregate principal amount of Outstanding Securities is represented at the meeting by Holders of Securities or their proxies.
     (5) To the extent that an omnibus proxy in form satisfactory to the Corporation has been delivered by the Depository to the Corporation with respect to the matters to be voted on at a meeting of Securityholders delegating to Beneficial Owners the right of the Depository as sole registered Holder of the Global Certificate(s) to vote on the matters before the meeting, the Corporation will recognize as votes of the registered Holder, votes expressed in person at the meeting by identified Beneficial Owners and votes expressed by proxy by identified Beneficial Owners.
Section 9.09. Serial Meetings
     (1) If the Corporation wishes to modify or eliminate any provisions of the Terms of any series of Securities, whether at a meeting or pursuant to any action to be taken or power to be exercised by instrument in writing, by resolution, or otherwise, or if, in the opinion of the Trustee, the business to be transacted at any meeting especially affects the rights of the Holders of any series of Securities in a manner or to an extent substantially differing from that in or to which the rights of the Holders of any other series thereof are affected (as to which an opinion of Counsel shall be binding on all Securityholders, the Trustee and the Corporation for all purposes of this Indenture), then:
(A) reference to such fact, indicating each series so especially affected, shall be made in the notice of the meeting and the meeting shall be and is herein called a “Serial Meeting”; and
(B) the Holders of Securities of a series so especially affected shall not be bound by any action taken at a Serial Meeting or by instrument in writing unless in addition to compliance with the other provisions of this Article:
(i)	at such Serial Meeting:
(I)	there are present in person or by proxy Holders of at least 25% (50% for the purpose of an Extraordinary Resolution) in principal amount of the Outstanding Securities of such series, subject to the provisions of this Article as to adjourned meetings; and

(II)	the resolution is passed by the favourable votes of the Holders of at least 50% (66 2/3% in the case of an Extraordinary Resolution) in principal amount of the Outstanding Securities of such series voted on the resolution; or
(ii)	in the case of action taken or power exercised by instrument in writing, such instrument is signed in one or more counterparts by the Holders of at least 50% (or such other percentage as may otherwise be required in this Indenture) in principal amount of the Outstanding Securities of such series.
     (2) If in the opinion of Counsel any business to be transacted at any meeting, or any action to be taken or power to be exercised by instrument in writing, does not adversely affect the rights of the holders of Securities of one or more particular series in any material respect, or the provisions of the Terms of a series of Securities are not proposed to be modified or eliminated, the provisions of this Section shall apply as if the Securities of such series were not Outstanding and no notice of any such meeting need to be given to the Holders of Securities of such series. Without limiting the generality of the foregoing, a proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as Securities of a particular series are Outstanding shall be deemed not to adversely affect the rights of the Holders of Securities of any other series.
     (3) A proposal (i) to extend the Maturity of Securities of any particular series or reduce the principal amount of such Securities or the rate of interest or redemption premium on such Securities, (ii) to modify or terminate any covenant or agreement which by its terms is effective only so long as Securities of a particular series are Outstanding, (iii) to reduce with respect to Holders of Securities of any particular series any percentage stated in Sections 9.04 and 9.05, in this Section 9.09, or in the definitions of Securityholders’ Resolution or Extraordinary Resolution or (iv) to change the currency in which the principal of, premium on, if any, or interest on, if any, Securities of a particular series is payable to another currency or a unit account defined in terms of the currency of two or more countries, shall be deemed to especially affect the rights of the Holders of Securities of such series in a manner substantially differing from that in which it affects the rights of Holders of Securities of any other series, whether or not a similar extension, reduction, modification or termination is proposed with respect to Securities of any or all other series.
ARTICLE TEN
Covenants
Section 10.01. Payment of Principal and Interest
          The Corporation will duly and punctually pay the principal of, premium (if any), and interest on the Securities in accordance with the Terms of the Securities and this Indenture.
Section 10.02. Maintenance of Places of Registration
          The Corporation will cause the Central Security Register to be maintained by the Registrar at its principal office in the City of Montréal (or at such other Place of Registration in Canada maintained by the Registrar as may be requested by the Corporation with the approval of the Trustee) and, subject as hereinafter in this Section provided, will cause Branch Security Registers to be maintained by one or more Branch Registrar(s) at each of the other Places of Registration.
          The Corporation may at any time and from time to time vary or terminate the appointment of the Registrar and of any Branch Registrar or appoint other offices or agencies as Branch Security Registers where Securities may be presented or surrendered for registration, registration of transfer or exchange; provided however that the Corporation will maintain an office or agency for all such purposes in each of the Cities of Montréal and Toronto. The Corporation will give prompt written notice to the Trustee of the location of, or of any change in the location of, any such office or agency.
          The Corporation may appoint a registrar and branch registrars for the purposes of registering Securities and transfers of Securities, incorporated or organized under the laws of a foreign jurisdiction, in addition to or in lieu of the Registrar and Branch Registrars appointed pursuant to this Indenture.
Section 10.03. Money for Security Payments to be Held in Trust
          If the Corporation shall at any time act as its own Paying Agent, it will hold in trust for the benefit of the Holders of such Securities a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Corporation shall have one or more Paying Agents, it will, on or prior to each due date of the principal of or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest, so becoming due, such sum to be held in trust for the benefit of the Holders of such Securities, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.
          The Corporation will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
     (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Holders of such Securities until such sums shall be paid to such Holders or otherwise disposed of as herein provided;
     (2) give the Trustee notice of any default by the Corporation in the making of any payment of principal or interest; and
     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
          The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such moneys.
          Subject to any applicable law with respect to the deposit of unclaimed moneys with any public authority, any moneys deposited with the Trustee or any Paying Agent or then held by the Corporation, in trust for the payment of the principal of or interest on any Security, and remaining unclaimed for three years after the date when such principal or interest has become due and payable, shall be paid to the Corporation on Corporation Request, or (if then held by the Corporation) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust moneys, and all liability of the Corporation as trustee thereof, shall thereupon cease.
Section 10.04. Corporate Existence
          Subject to Article Seven, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 10.05. Negative Pledge
          Subject to the exceptions set forth in Section 10.06, the Corporation will not issue, assume or guarantee by Debt secured by, and will not after the date of this Indenture secure any

Debt by, a Mortgage upon any property of the Corporation (whether now owned or hereafter acquired), without in any such case effectively providing concurrently therewith that the Securities (together with any other Debt of the Corporation which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant) shall be secured equally and rateably with such Debt; provided, however, that the foregoing restrictions shall not apply to Debt secured by:
     (1) Purchase Money Mortgages;
     (2) Mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Corporation or at the time of a sale, lease or other disposition to the Corporation of the properties of a corporation as an entirety or substantially as an entirety;
     (3) Mortgages on current assets of the Corporation securing Current Debt of the Corporation; or
     (4) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in paragraphs (1) or (2) above or any Mortgage existing at the date of this Indenture, provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).
Section 10.06. Additional Permitted Liens
          In addition to Mortgages permitted by Section 10.05, the Corporation may issue, assume or guarantee any Debt secured by or secure after the date of this Indenture any Debt by, a Mortgage upon any property of the Corporation (whether now owned or hereafter acquired) if, after giving effect thereto, the aggregate principal amount of Debt secured by Mortgages of the Corporation permitted only by this Section 10.06 does not at such time exceed 5% of the Net Worth of the Corporation.
Section 10.07. Waiver of Certain Covenants
          The Corporation may omit in any particular instance to comply with any covenant or condition set forth in this Article Ten, if before or after the time for such compliance the Securityholders shall, by Extraordinary Resolution, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 10.08. Annual Certificate of Compliance
          Within 120 days after the end of each fiscal year of the Corporation, and at any other time if requested by the Trustee, the Corporation shall furnish the Trustee with an Officer’s Certificate stating that, in the course of the performance by the signer of his/her duties as officer of the Corporation, he/she would normally have knowledge of any default by the Corporation in the performance of its covenants under this Indenture or of any Event of Default under Article Five and certifying that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture non-compliance with which would, with notification or with the lapse of time or otherwise, constitute an Event of Default hereunder, or, if such is not the case, setting forth with reasonable particulars the circumstances of any failure to comply.
          In addition, on becoming aware at any time of any Event of Default of the nature specified in Section 5.01(6), the Corporation will promptly notify the Trustee.
ARTICLE ELEVEN
Redemption of Securities
Section 11.01. Applicability of Article
          Redemption and purchase of Securities at the election of the Corporation or otherwise, as permitted or required by any provision of this Indenture or of the Securities, shall be made in accordance with such provision and this Article unless otherwise specified in the Corporation Order setting out the Terms of the Securities to be redeemed.
Section 11.02. Partial Redemption; Notice to Trustee
          In case of any redemption at the election of the Corporation of less than all the Securities of any series, the Corporation shall, at least 45 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in advance of such Redemption Date and of the principal amount of Securities of such series to be redeemed.
Section 11.03. Selection by Trustee of Securities to be Redeemed
          If less than all the Securities of a series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption by such method as it shall deem equitable and which may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of a denomination larger than $1,000.
          The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security which has been or is to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.
Section 11.04. Notice of Redemption
          Notice of the proposed redemption shall be given in the manner provided in this Indenture to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.
          All notices of redemption shall state:
     (1) the Redemption Date,
     (2) the Redemption Price,
     (3) if less than all Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities of such series to be redeemed,
     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon, if any, shall cease to accrue on and after said date, and
     (5) the place where such Securities are to be surrendered for payment of the Redemption Price.
          Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation’s request, by the Trustee in the name of and at the expense of the Corporation.
Section 11.05. Deposit of Redemption Price
          On or prior to any Redemption Date, the Corporation shall deposit with the Trustee or with a Paying Agent (or, if the Corporation is acting as its own Paying Agent, hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on such Redemption Date.
Section 11.06. Securities Payable on Redemption Date
          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on and after such date (unless the Corporation shall default in the payment of the Redemption Price) such Securities shall cease to bear interest, if any. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Corporation at the Redemption Price, provided, however, that instalments of interest, if any, on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 3.08. Interest maturing on or prior to the Redemption Date shall continue to be payable (but without interest thereon, unless the Corporation shall default in the due payment or provision for payment thereof) to the Holders thereof according to their terms in the customary manner.
          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the prevailing rate, if any, borne by such Security.
Section 11.07. Securities Redeemed in Part
          Any Security which is to be redeemed only in part may, at the option of the Corporation,
     (1) be presented to the Registrar or Paying Agent for notation thereon of the payment as of the Redemption Date of the redeemed portion of the principal thereof, or
     (2) be surrendered (with, if the Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Corporation shall execute and the Registrar shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to the unredeemed portion of the principal of the Security so surrendered.
Section 11.08. Purchase
          At any time and from time to time, the Corporation may, at its option, purchase Securities (or, while the Depository System is in effect, beneficial interests therein) in the market or by tender or by private contract at such price or prices and upon such terms and conditions as the Corporation in its absolute discretion may determine. Notwithstanding the foregoing, any Subsidiary of the Corporation may purchase Securities at any time in the ordinary course of its business in dealing with securities, subject to applicable law.
          In the event of a purchase of beneficial interests in Securities while the Depository System is in effect, the amount of the decrease in value of the Global Certificate(s), and the new principal amount of the Global Certificate(s) shall be evidenced in one of the manners set forth in Section 11.07, which such adaptations as are necessary, or in such other manner as may be agreed upon by the Corporation and the Depository.

Section 11.09. Cancellation of Securities
          Subject to Section 11.07, all Securities redeemed or purchased under the provisions of this Article shall be forthwith delivered to and cancelled by the Registrar and shall not be reissued.
          Upon being cancelled, such Securities shall be retained by the Trustee or the Register for 6 years or such other period determined by the Corporation, after which they shall be disposed of as directed by the Corporation.
ARTICLE TWELVE
Counterparts and Language
Section 12.01. Counterparts
          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 12.02. Language
          The parties hereto have expressly requested and agreed that this Trust Indenture be in the English language. Les parties aux présentes ont expressément requis et convenu que la présente convention de fiducie soit rédigée en anglais.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

BELL CANADA
By:	/s/ David W. Drinkwater

CIBC MELLON TRUST COMPANY - COMPAGNIE TRUST CIBC MELLON
By:	/s/ Michel Longpré
and:	/s/ Ernestine Reinhold

SCHEDULE A
FORM OF PHYSICAL SECURITIES
[English Language Version]

Certificate No. •	BELL CANADA	Principal amount/Currency

	(incorporated under the laws of Canada)	CUSIP No. •

Date of issue:		Maturity date:

• % DEBENTURE, SERIES •, DUE •
BELL CANADA, for value received, promises to pay to the order of (Registered Holder) at maturity (or on such earlier date as the principal sum of this Debenture may become payable in accordance with the terms of the Indenture) the principal sum of (amount/currency) (together with such further sum, if any, as may be payable by way of premium) upon presentation and surrender of this Debenture at the principal office of the Registrar in any of the cities of Montréal and Toronto, or at any other place as may be designated from time to time by Bell Canada, and, if applicable, to pay interest (less any tax required to be deducted) on the principal amount of this Debenture in accordance with and subject to the following terms:
     Interest rate per annum (if applicable):
     Interest payment dates (if applicable):
     Other features:
     IN WITNESS WHEREOF Bell Canada has caused this Debenture to be executed by its duly authorized officers and dated as of its date of issue.
BELL CANADA

Authorized Officer	Authorized Officer

(Reverse)
     This Debenture is subject to a trust indenture dated as of November 28, 1997 (which indenture, together with all indentures supplemental thereto, is herein referred to as the “Indenture”) made between Bell Canada and CIBC Mellon Trust Company, as Trustee (herein called the “Trustee”), to which Indenture reference is expressly made for a statement of the respective rights thereunder of the holders of Debentures, the Trustee and Bell Canada and of the terms and conditions upon which the Debentures are, and are to be, authenticated and delivered, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of Debentures by acceptance hereof assents.
     Bell Canada may, at any time, purchase for cancellation all or any Debentures in the market or by tender or by private contract, at any price.
     Bell Canada, the Trustee and any agent of Bell Canada or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes whether or not this Debenture be overdue.
     This Debenture shall not become valid or obligatory for any purpose until it shall have been authenticated by or on behalf of the Registrar appointed pursuant to the Indenture.

REGISTRAR’S AUTHENTICATION
Authenticated for and on behalf of Bell Canada
Date of authentication:
[Name of Registrar]
REGISTRAR

By
Authorized Officer

FORM OF TRANSFER
FOR VALUE RECEIVED,
                                                             hereby assign(s) and transfer(s) unto                                                               the within Debenture, together with the principal thereof and all accrued interest thereon, if any, by irrevocably constituting and appointing                                                              to transfer such Debenture on the securities register of Bell Canada, with full power of substitution in the premises.

Dated

In the presence of

Signature

Transferee’s social insurance number (if applicable):

(French Language Version)

Certificat n° •	BELL CANADA	Capital/monnaie :

	(constituée en vertu des lois du Canada)	CUSIP no° •

Date d’émission :		Date d’échéance :

DÉBENTURES À • %, SÉRIE •, ÉCHÉANT EN •
BELL CANADA, contre valeur reçue, promet de payer à l’ordre de (nom du porteur inscrit), à l’échéance (ou à toute date antérieure à laquelle le capital de la présente débenture pourra devenir payable conformément aux modalités de la convention), la somme en capital de (montant/monnaie) (ainsi que toute autre somme, s’il en est, qui serait payable sous forme de prime), sur présentation et remise de la présente débenture au bureau principal de l’agent chargé de la tenue des registres dans les villes de Montréal et Toronto, ou à tout autre endroit désigné de temps à autre par Bell Canada, et, s’il y a lieu, de payer les intérêts (moins toute taxe devant être prélevée, le cas échéant) sur le capital de la présente débenture conformément aux modalités suivantes et sous réserve de celles-ci :
     Taux d’intérêt annuel (le cas échéant) :
     Dates de paiement des intérêts (le cas échéant) :
     Autres caractéristiques :
     EN FOI DE QUOI Bell Canada a fait signer la présente débenture par ses dirigeants dûment autorisés et daté celle-ci en date de son émission.
BELL CANADA

Dirigeant autorisé	Dirigeant autorisé

(Verso)
     La présente débenture est assujettie à une convention de fiducie datée du 28 novembre 1997 (laquelle convention, ainsi que toutes les conventions supplémentaires s’y rattachant, sont ci-après désignées la “convention”) intervenue entre Bell Canada et Compagnie Trust CIBC Mellon, à titre de fiduciaire (appelée dans les présentes le “fiduciaire”). Référence est expressément faite à la convention pour obtenir un énoncé des droits respectifs en vertu de celle-ci des porteurs de débentures, du fiduciaire et de Bell Canada et des conditions auxquelles les débentures sont et doivent être authentifiées et livrées, le tout comme si les dispositions de la convention figuraient dans les présentes, dispositions auxquelles le porteur de débentures consent par l’acceptation des présentes.
     Bell Canada peut en tout temps acheter la totalité ou une partie des débentures à des fins d’annulation sur le marché, par appel d’offres ou de gré à gré, et ce, à n’importe quel prix.
     Bell Canada, le fiduciaire et tout mandataire de Bell Canada ou du fiduciaire peuvent traiter la personne au nom de laquelle la présente débenture est inscrite comme le propriétaire de celle-ci à toutes fins, que la présente débenture soit échue ou non.
     La présente débenture ne devient pas valide ou obligatoire à quelque fin que ce soit tant qu’elle n’a pas été authentifiée par l’agent chargé de la tenue des registres nommé aux termes de la convention, ou pour son compte.

AUTHENTIFICATION DE L’AGENT CHARGÉ DE
LA TENUE DES REGISTRES
Authentifiée pour le compte de Bell Canada
Date d’authentification:
[Nom de l’agent chargé de la tenue des registres]
AGENT CHARGÉ DE
LA TENUE DES REGISTRES

Par
Dirigeant autorisé

FORMULAIRE DE TRANSFERT
CONTRE VALEUR REÇUE,
                                                             vend(ent), cède(ent) et transfère(ent) par les présentes à                                                              la présente débenture, de même que le capital de celle-ci et tous les intérêts courus sur celle-ci, s’il en est, et constitue(ent) et nomme(ent) irrévocablement                                                              aux fins du transfert de cette débenture dans le registre des valeurs mobilières de Bell Canada, avec pleins pouvoirs de substitution à cet égard.

Date

En présence de
Signature
Numéro d’assurance sociale du cessionnaire (s’il en est):

SCHEDULE B
FORM OF GLOBAL CERTIFICATE
[English Language Version]

Certificate No. •	BELL CANADA	Principal amount/Currency

	(incorporated under the laws of Canada)	CUSIP No. •

Date of issue:		Maturity date:

• % DEBENTURE, SERIES •, DUE •
Unless this Global Certificate is presented by an authorized representative of [Name of Depository] (the “Depository”), or its lawful successor, to Bell Canada or the Registrar for registration of transfer or exchange or for payment, and any Global Certificate issued is registered in any name used by the Depository from time to time as its nominee for purposes of the depository system (and any payment is made to the Depository, or to such other entity as requested by an authorized representative of the Depository), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, the nominee of the Depository, has an interest herein.
This Debenture is a Global Certificate within the meaning of the Indenture hereinafter referred to and is registered in the name of the nominee of the Depository. Except as otherwise provided in the Indenture, this Global Certificate may be transferred in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.
BELL CANADA, for value received, promises to pay to the order of (Registered Holder) at maturity (or on such earlier date as the principal sum of this Debenture may become payable in accordance with the terms of the Indenture) the principal sum of (amount/currency) (together with such further sum, if any, as may be payable by way of premium) upon presentation and surrender of this Debenture at the principal office of the Registrar in any of the cities of Montréal and Toronto, or at any other place as may be designated from time to time by Bell Canada, and, if applicable, to pay interest (less any tax required to be deducted) on the principal amount of this Debenture in accordance with and subject to the following terms:

     Interest rate per annum (if applicable):
     Interest payment dates (if applicable):
     Other features:
     IN WITNESS WHEREOF Bell Canada has caused this Debenture to be executed by its duly authorized officers and dated as of its date of issue.
BELL CANADA

Authorized Officer	Authorized Officer
(Reverse)
     This Debenture is subject to a trust indenture dated as of November 28, 1997 (which indenture, together with all indentures supplemental thereto, is herein referred to as the “Indenture”) made between Bell Canada and CIBC Mellon Trust Company, as Trustee (herein called the “Trustee”), to which Indenture reference is expressly made for a statement of the respective rights thereunder of the holders of Debentures, the Trustee and Bell Canada and of the terms and conditions upon which the Debentures are, and are to be, authenticated and delivered, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holders of Debentures by acceptance hereof assents.
     Bell Canada, the Trustee and any agent of Bell Canada or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes whether or not this Debenture be overdue.
     This Debenture shall not become valid or obligatory for any purpose until it shall have been authenticated by or on behalf of the Registrar appointed pursuant to the Indenture.

REGISTRAR’S AUTHENTICATION
Authenticated for and on behalf of Bell Canada
Date of authentication:
[Name of Registrar]
REGISTRAR

By
Authorized Officer

FORM OF TRANSFER
FOR VALUE RECEIVED,
                                                             hereby assign(s) and transfer(s) unto                                                               the within Debenture, together with the principal thereof and all accrued interest thereon, if any, by irrevocably constituting and appointing                                                              to transfer such Debenture on the securities register of Bell Canada, with full power of substitution in the premises.

Dated

In the presence of

Signature
Transferee’s social insurance number (if applicable):

(French Language Version)

Certificat n° •	BELL CANADA	Capital/monnaie :

	(constituée en vertu des lois du Canada)	CUSIP no° •

Date d’émission :		Date d’échéance :

DÉBENTURES À • %, SÉRIE •, ÉCHÉANT EN •
À moins que ce certificat global ne soit présenté par un représentant autorisé de [Nom du dépositaire] (le «dépositaire»), ou de son successeur légitime, à Bell Canada ou à l’agent chargé de la tenue des registres aux fins de l’inscription de son transfert ou de son échange ou à des fins de paiement, et à moins que tout certificat global émis ne soit inscrit à un nom utilisé par le dépositaire de temps à autre à titre de prête-nom aux fins du système de dépositaire (ou qu’un paiement ne soit effectué au dépositaire, ou à toute autre personne désignée par un représentant autorisé du dépositaire), tout transfert, mise en gage ou autre utilisation du présent certificat contre valeur ou autrement par ou en faveur de toute personne est illicite puisque le porteur inscrit du présent certificat, le prête-nom du dépositaire, a un intérêt dans celui-ci.
La présente débenture est un certificat global au sens de la convention mentionnée ci-dessous et est inscrite au nom du prête-nom du dépositaire. Sous réserve de toute disposition contraire contenue dans la convention, ce certificat global peut être transféré en totalité mais non en partie, uniquement à un autre prête-nom du dépositaire, à un successeur du dépositaire ou à un prête-nom de ce successeur du dépositaire.
BELL CANADA, contre valeur reçue, promet de payer à l’ordre de (nom du porteur inscrit), à l’échéance (ou à toute date antérieure à laquelle le capital de la présente débenture pourra devenir payable conformément aux modalités de la convention), la somme en capital de (montant/monnaie) (ainsi que toute autre somme, s’il en est, qui serait payable sous forme de prime), sur présentation et remise de la présente débenture au bureau principal de l’agent chargé de la tenue des registres dans les villes de Montréal et Toronto, ou à tout autre endroit désigné de temps à autre par Bell Canada, et, s’il y a lieu, de payer les intérêts (moins toute taxe devant être prélevée, le cas échéant) sur le capital de la présente débenture conformément aux modalités suivantes et sous réserve de celles-ci :
     Taux d’intérêt annuel (le cas échéant) :
     Dates de paiement des intérêts (le cas échéant) :
     Autres caractéristiques :

     EN FOI DE QUOI Bell Canada a fait signer la présente débenture par ses dirigeants dûment autorisés et daté celle-ci en date de son émission.
BELL CANADA

Dirigeant autorisé	Dirigeant autorisé
(Verso)
     La présente débenture est assujettie à une convention de fiducie datée du 28 novembre 1997 (laquelle convention, ainsi que toutes les conventions supplémentaires s’y rattachant, sont ci-après désignées la «convention») intervenue entre Bell Canada et Compagnie Trust CIBC Mellon, à titre de fiduciaire (appelée dans les présentes le «fiduciaire»). Référence est expressément faite à la convention pour obtenir un énoncé des droits respectifs en vertu de celle-ci des porteurs de débentures, du fiduciaire et de Bell Canada et des conditions auxquelles les débentures sont et doivent être authentifiées et livrées, le tout comme si les dispositions de la convention figuraient dans les présentes, dispositions auxquelles le porteur de débentures consent par l’acceptation des présentes.
     Bell Canada, le fiduciaire et tout mandataire de Bell Canada ou du fiduciaire peuvent traiter la personne au nom de laquelle la présente débenture est inscrite comme le propriétaire de celle-ci à toutes fins, que la présente débenture soit échue ou non.
     La présente débenture ne devient pas valide ou obligatoire à quelque fin que ce soit tant qu’elle n’a pas été authentifiée par l’agent chargé de la tenue des registres nommé aux termes de la convention, ou pour son compte.

AUTHENTIFICATION DE L’AGENT CHARGÉ DE
LA TENUE DES REGISTRES
Authentifiée pour le compte de Bell Canada
Date d’authentification:
[Nom de l’agent chargé de la tenue des registres]
AGENT CHARGÉ DE
LA TENUE DES REGISTRES

Par
Dirigeant autorisé

FORMULAIRE DE TRANSFERT
CONTRE VALEUR REÇUE,
                                                             vend(ent), cède(ent) et transfère(ent) par les présentes à                                                              la présente débenture, de même que le capital de celle-ci et tous les intérêts courus sur celle-ci, s’il en est, et constitue(ent) et nomme(ent) irrévocablement                                                              aux fins du transfert de cette débenture dans le registre des valeurs mobilières de Bell Canada, avec pleins pouvoirs de substitution à cet égard.

Date

En présence de
Signature
Numéro d’assurance sociale du cessionnaire (s’il en est):